     As filed with the Securities and Exchange Commission on June 8, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                     Date of fiscal year end: September 30

          Date of reporting period: October 1, 2006 - March 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report
MARCH 31, 2007
(UNAUDITED)

[LOGO]
STEEPLE VIEW FUND/R/

Table of Contents



                    A Message to Our Shareholders......  1

                    Schedule of Investments............  4

                    Statement of Assets and Liabilities  5

                    Statement of Operations............  6

                    Statements of Changes in Net Assets  7

                    Financial Highlights...............  8

                    Notes to Financial Statements......  9

                    Additional Information............. 11

                                                               STEEPLEVIEW FUND
                                                  A MESSAGE TO OUR SHAREHOLDERS
                                                                 MARCH 31, 2007


We are pleased to present the SteepleView Fund semi-annual report for the period from October 1, 2006 through March 31, 2007. What follows is a description of some of the market actions and portfolio decisions we made for the Fund during this time.

For the period from October 1, 2006 through March 31, 2007, the SteepleView Fund outperformed the market, as measured by the S&P 500. Performance for the Fund for this time period was +7.71% versus S&P 500 performance of +7.38%. On the plus side, a lucrative restructuring propelled portfolio holding AMERICAN STANDARD up more than 13% in the first quarter of 2007, and plans for the largest corn crop since World War II helped new investment ARCHER DANIELS MIDLAND by controlling its ethanol costs. These gains were offset by the poor performance of our financial stocks. The long-anticipated ugly ending of the subprime mortgage cycle caused the market to punish all companies even remotely connected with the financial business. (Fund holding AMERICAN INTERNATIONAL GROUP, the largest U.S. insurance company, with no subprime mortgage exposure, was down 6% in the first quarter even though it posted a terrific earnings report.) When these broad-brush overreactions occur, they cause us great frustration but also create opportunity, as well managed companies with bright prospects are unfairly penalized. We remain confident in the Fund's holdings, we are excited about the new investments discussed below, and we are pleased to provide you with the following investment outlook and Fund update.

A LITTLE HISTORY: STABILITY IS NOT SO BAD

The Fund is managed from our offices in Rockefeller Center, a complex of more than a dozen buildings built during the Great Depression. As opposed to the post-modern monoliths that line nearby Sixth Avenue, each Rockefeller Center building has a character of its own: some austere, others quirky (like the British Empire Building) and some opulent (like Radio City Music Hall). The centerpiece is 30 Rockefeller Plaza, soaring 66 stories above midtown Manhattan with its iconic, art deco facade. Its front door is the focal point of the complex, just a few feet from the skating rink and the spot where the Christmas tree is placed each year. Above these doors is carved the keystone message of Rockefeller Center: "Wisdom and Knowledge Shall Be the Stability of Thy Times." (Isaiah 33:6) When we stop to read it, the words seem uninspiring, especially when surrounded by such dramatic architecture. Certainly the aspirations of our society, as immortalized on our grandest commercial monuments, should be loftier than just STABILITY.

But, as any archeologist will tell you, context is everything when deciphering inscriptions found on old buildings (even if they are written in your native tongue). When Rockefeller Center was built - the first Christmas tree was stuck by workers into a muddy lot at the construction site in 1931 - stability was in short supply. Unemployment was 35%, the economy was suffering its worst plunge in history, banks were failing, and no private citizen except John D. Rockefeller Jr. had the combination of courage and wherewithal to undertake such a major building project. Our guess is that both John D. and the workers sticking the first tree in the mud thought stability was as desirable as it was absent in 1931. The choice of "Wisdom and Knowledge" - instead of other possible virtues like, "Abundance" or "Democracy" or "Industry" - to secure that missing stability also tells a lot about the era. We concur with John D. (and of course Isaiah) that wisdom and knowledge can restore stability. Moreover, in times of financial stress, wisdom (gained from past experience) and knowledge (gained from diligent research) can deliver not just stability but also opportunity.

INTEREST RATES, LIQUIDITY AND OPPORTUNITY

Meanwhile, INSIDE the buildings at Rockefeller Center, where we find ourselves investing for the Fund, we are trying to use what wisdom and knowledge we can get our hands on to respond to the current financial uncertainty. What we find is not disastrous - this is emphatically not 1931. The system suffers bouts of financial stress every few years, and they are caused by two factors, one intuitive and one not so obvious. First, excess almost always leads to financial strain. This time, to put it broadly but accurately, too many mortgages with initially low interest rates were made to too many unqualified borrowers. When creditworthiness was ignored, and home prices ceased rising every month, and mortgages were made with little or no money down, the end was near. The second factor that causes a financial crisis - in fact the catalyst for the pricking of the bubble - is, ironically, the system's response to financial excess. In our financial structure, that response is RESTRICTION OF LIQUIDITY THROUGH HIGHER INTEREST RATES. Excesses such as loose lending standards create higher financial growth than is sustainable by our growing population on a natural basis. That in turn could cause inflation, so to prevent that, the Federal Reserve will raise interest rates. Money becomes harder to come by, and in our current situation, adjustable mortgage rates rise as well. The marginal borrower who can barely make the payments on her new home now sees payments go up by 50 or 100 percent. These loans may still be held by the original lender, but more often they have been bundled into mortgage-backed securities and sold to a myriad of institutions, where they lie in portfolios like time bombs, slowly ticking away. As rates rise, borrowers start to default, and the institutions that made the bad loans (or bought the mortgage-backed securities later) find themselves in trouble, and so the credit crunch gets into full swing.

STEEPLEVIEW FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007

Liquidity is the oxygen of the financial markets. As the Federal Reserve raises rates, it sucks the air out of the system, eventually causing the weakest participants to collapse in a financial crisis of one variety or another. The last three interest rate cycles all ended this way: In 1994 the Mexican Peso collapsed. In 1998 the hedge fund Long Term Capital Management imploded along with Russian debt. In March of 2000 the stock market finally gave in to reality and declined 47% over the next 30 months. Each of these events occurred after a period of prolonged interest rate hikes. And each of these events caused the Federal Reserve to reverse course and lower interest rates, confident that the preceding excess had been wrung from the system. We believe that, after 17 successive rate hikes since June 2004, we are close to one of these inflection points. What will the crisis be this time? We've already seen about two dozen small subprime mortgage providers go bankrupt. Would it be a huge surprise if a good-sized lending institution with a large mortgage business failed? What about a large hedge fund with exotic derivative securities tied to underlying mortgage assets? What about both in succession? While the exact events are unknowable at this time, we continue to believe that something will give. At that time of dislocation, fear will replace greed as the dominant emotion in the financial markets. And when that happens, real value opportunities present themselves, so long as you have acted prudently up to that point to protect capital.

We are constantly re-examining our current portfolio holdings for financial vulnerabilities. Just as important, we are trying to calculate the effect the current mortgage scare is having on companies we do not own that have declined sharply in price. Do they all deserve such harsh treatment? Our average holding period is more than four years, and before we make an investment we typically spend a month or more researching it. We have not entered the financial sector to exploit the current dislocation yet, both because our research is not finished and because we believe more turbulence lies ahead, but it would be consistent with our style to identify opportunities among the ruins. Stay tuned.

FUND UPDATE

After a strong fourth quarter, the SteepleView Fund lost a small amount of ground in the first quarter. A restructuring was announced at AMERICAN STANDARD that effectively divides the company into three parts. This sent the stock up by more than 13% in the quarter. Such a division was always part of our investment thesis, and we were pleased to see it come to pass. We are now focusing on valuing each of the parts, and we continue to see further investment opportunities in some of these pieces going forward. More on this in future letters as the details of the division become announced.

The Fund was hurt in the first quarter by the heavy weighting in financial stocks, as the mortgage problem illogically (but not surprisingly) tainted all financial intermediaries in the Fund, including insurance companies (AMERICAN INTERNATIONAL GROUP), asset managers (LEGG MASON) and money center banks with relatively little mortgage exposure (JP MORGAN). We find this development frustrating but not either worrisome or unexpected at this point in the cycle. As mentioned, as higher interest rates cause financial strains, stocks in that industry suffer at first. Then, those companies that survive the liquidity crunch proceed into the next cycle stronger, with weakened competition. They stand to reap the benefits of lower interest rates in the future. Our task is to make sure we own the companies that will survive relatively unscathed. We think we have done that for you. The Fund contains a number of financial stocks, but only three have any mortgage exposure. Of these, FANNIE MAE has rock-solid credit, with virtually no subprime exposure. That leaves WASHINGTON MUTUAL and CAPITAL ONE. Each do own some subprime mortgages, but these are most emphatically not "subprime lenders." The subprime category is a small percentage of all their mortgages (6% for Washington Mutual; 1% for Capital
One), and mortgages are only one of several large businesses for each of these multi-line financial service companies. In fact, in the face of the current liquidity crisis, Capital One just announced a $1.5 billion share buy-back (for 5% of its outstanding shares). We know and respect the management at Capital One, and are convinced they would not execute such a large plan if they were at all concerned about the company's liquidity.

In short, we are never pleased when the Fund languishes, as it did in the first quarter. However, this is a marathon, not a sprint, and we are convinced that the companies we own are strong investments over the long term. It is not surprising given the current credit environment that our financial holdings are suffering, but their valuations are also incredibly low, and when normalcy returns, if these stocks were to simply trade back to their average price-earnings ratios, the appreciation should be substantial. In fact, we are hoping for increased earnings and higher multiples, so we would be disappointed if the actual return over our investment horizon wasn't significantly higher than simply returning to the mean.

Meanwhile, here is an update on a new security purchased in the first quarter, ARCHER DANIELS MIDLAND, purchased during the worst of the market turmoil in late February. We believe that grains - soybeans, wheat and especially corn - are being transformed into STRATEGIC commodities, akin to crude oil or natural gas, rather than orange juice or pork bellies. Grains are now used to make fuel, and President Bush in his most recent State of the Union speech called for a tripling in the use of ethanol (made from corn)

                                                               STEEPLEVIEW FUND
                                                  A MESSAGE TO OUR SHAREHOLDERS
                                                                 MARCH 31, 2007

in the next ten years. Archer Daniels Midland is the only large, public U.S. company that operates in all the grain markets. In the short term everyone focuses on the spread between ADM's input costs (grain prices) and its selling price of grain derivatives like ethanol, animal feed, biodiesel, and high fructose corn syrup. Recently, negative margin pressures (high corn costs together with lower ethanol prices) have driven the stock down 23% since mid-2006. While short-term movements in commodity prices are impossible to predict, we believe that by taking a longer view, we can say with some conviction that two major secular trends are in place which would drive volumes at ADM significantly higher, and should be good for margins as well. The first is the desire of the United States to find ever greater alternatives to foreign-sourced gasoline, thus making (U.S. corn-sourced) ethanol a more viable alternative. The second trend, less focused upon, is the development of large, formerly impoverished economies like China and India, and the resulting changes in the local diets to include more seed oil, grains and especially meat and poultry, which require grain feed. The world needs more energy and more food:
ADM can answer both needs. But just as important as the positive investment thesis is ALWAYS the reasonable valuation: At our purchase price, ADM trades at about 12 times next year's earnings, 40% below its 10-year average. Its prospects have never been better for taking advantage of global trends and the strong populist movement towards cleaner energy. We are excited about this investment. It is already up over 7%, from date of purchase through March 31, 2007, due to the huge corn crop expected in 2007, which will drive down ADM's largest raw material cost.

The second investment of the quarter is still being bought as we write, so we are unable to mention it by name in this letter. It is a company in the construction business and, like our highly successful investment FOSTER WHEELER, it specializes in large infrastructure and energy projects. The developed world has underinvested in power plants, pipe lines, transportation depots and refineries for so long that massive spending is required to both upgrade current capacity and answer the burgeoning needs of the growing global economy. We look forward to telling you more about this idea next quarter.

Looking ahead, we continue to spend our time identifying those few companies that have exceptional appreciation potential coupled with limited risk. While clearly this combination depends on identifying a company with a bright future, just as important is finding it at the right valuation. There is no investment so wonderful that it can't be ruined by a high enough entry price. In times of financial distress, we will search among the ruins, looking for companies unfairly grouped with failed, mismanaged businesses. In times of exuberance, we will look at those areas that seem forgotten and passe - it seemed old-fashioned to forsake the technology stocks in 2000 for the financials, for example, but it was quite profitable. Over the past eight years we have built a strong investment record by following those principles, and we will continue to adhere to them in the future. We appreciate your business and look forward to our second quarter update.

       /s/                             /s/
          Christopher C. Grisanti                Vance C. Brown
             Portfolio Manager                 Portfolio Manager
       /s/
                                 Jared S. Leon
                               Portfolio Manager

        GRISANTI BROWN & PARTNERS LLC - ADVISER TO THE STEEPLEVIEW FUND

THE VIEWS PRESENTED IN THE LETTER WERE THOSE OF THE FUND MANAGERS AS OF
MARCH 31, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR AT ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST THE SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. NONE OF THE INFORMATION PRESENTED SHOULD BE CONSTRUED AS AN OFFER TO SELL OR RECOMMENDATION OF ANY SECURITY MENTIONED HEREIN.

INVESTMENTS IN SMALLER COMPANIES GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS.

STEEPLEVIEW FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                                 SECURITY
             SHARES             DESCRIPTION                VALUE
             ------- ---------------------------------- -----------
             COMMON STOCK 97.2%

             BASIC INDUSTRIES 3.2%
              39,250 El Du Pont de Nemours & Co.        $ 1,940,127
                                                        -----------

             CAPITAL GOODS 12.6%
              56,200 Foster Wheeler, Ltd. (a)             3,281,518
              65,850 Honeywell International, Inc.        3,033,051
              60,700 KBR, Inc. (a)                        1,235,245
                                                        -----------
                                                          7,549,814
                                                        -----------

             CONSUMER CYCLICAL 4.2%
              47,600 American Standard Cos., Inc.         2,523,752
                                                        -----------

             CONSUMER STAPLES 12.7%
              53,600 Archer-Daniels-Midland Co.           1,967,120
             111,825 Comcast Corp., Class A (a)           2,901,859
             138,550 Time Warner, Inc.                    2,732,206
                                                        -----------
                                                          7,601,185
                                                        -----------

             ENERGY 10.0%
              23,650 Chevron Corp.                        1,749,154
              56,600 Cimarex Energy Co.                   2,095,332
              76,650 Williams Cos., Inc.                  2,181,459
                                                        -----------
                                                          6,025,945
                                                        -----------

             FINANCIAL 36.1%
              55,000 ACE, Ltd.                            3,138,300
              56,100 American International Group, Inc.   3,771,042
              24,400 Capital One Financial Corp.          1,841,224
              46,800 Citigroup, Inc.                      2,402,712
              55,000 Fannie Mae                           3,001,900
              52,650 JPMorgan Chase & Co.                 2,547,207
              31,800 Legg Mason, Inc.                     2,995,878
              48,300 Washington Mutual, Inc.              1,950,354
                                                        -----------
                                                         21,648,617
                                                        -----------

             HEALTHCARE 3.7%
              41,400 UnitedHealth Group, Inc.             2,192,958
                                                        -----------

             TECHNOLOGY 8.2%
              58,100 Hewlett Packard Co.                  2,332,134
              92,250 Microsoft Corp.                      2,571,007
                                                        -----------
                                                          4,903,141
                                                        -----------

             TELECOMMUNICATIONS 3.9%
             381,800 Level 3 Communications, Inc. (a)     2,328,980
                                                        -----------

             TRANSPORTATION 2.6%
              38,700 YRC Worldwide, Inc. (a)              1,556,514
                                                        -----------
             Total Common Stock (Cost $53,547,777)       58,271,033
                                                        -----------

                                  SECURITY
      PRINCIPAL                  DESCRIPTION                     VALUE
      ---------- -------------------------------------------- -----------
      SHORT-TERM INVESTMENT 2.8%

      MONEY MARKET DEPOSIT ACCOUNT 2.8%
      $1,690,653 Citibank Money Market Deposit Account, 4.99%
                 (Cost $1,690,653)                            $ 1,690,653
                                                              -----------
      Total Investments - 100.0%                               59,961,686
                 (Cost $55,238,430) *
      Other Assets and Liabilities, Net - (0.0%)                   15,994
                                                              -----------
      TOTAL NET ASSETS - 100.0%                               $59,977,680
                                                              ===========

------------------
(a)Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $5,581,991
             Gross Unrealized Depreciation                (858,735)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $4,723,256
                                                        ==========

                                    [CHART]

Financial                                           36.1%
Consumer Staples                                    12.7%
Capital Goods                                       12.6%
Energy                                              10.0%
Technology                                           8.2%
Consumer Cyclical                                    4.2%
Telecommunications                                   3.9%
Healthcare                                           3.7%
Basic Industries                                     3.2%
Short-Term Investment and Net Other Assets
and Liabilities                                      2.8%
Transportation                                       2.6%



                     4   See Notes to Financial Statements.

                                                               STEEPLEVIEW FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 MARCH 31, 2007


ASSETS
    Total investments, at value (Cost $55,238,430)                       $59,961,686
    Receivables:
       Fund shares sold                                                       37,750
       Dividends                                                              31,969
    Prepaid expenses                                                           8,385
                                                                         -----------
Total Assets                                                              60,039,790
                                                                         -----------

LIABILITIES
    Accrued Liabilities:
       Investment adviser fees                                                24,783
       Compliance services fees                                                1,226
       Other expenses                                                         36,101
                                                                         -----------
Total Liabilities                                                             62,110
                                                                         -----------

NET ASSETS                                                               $59,977,680
                                                                         ===========

COMPONENTS OF NET ASSETS
    Paid-in capital                                                      $53,848,821
    Accumulated net investment income (loss)                                  46,036
    Accumulated net realized gain (loss) on investments                    1,359,567
    Unrealized appreciation (depreciation) on investments                  4,723,256
                                                                         -----------

NET ASSETS                                                               $59,977,680
                                                                         ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Based on net assets of $59,977,680 and 4,996,833 shares outstanding
    (unlimited shares authorized)                                        $     12.00
                                                                         ===========

                     See Notes to Financial Statements. 5

STEEPLEVIEW FUND
STATEMENT OF OPERATIONS
SIX MONTH PERIOD ENDED MARCH 31, 2007


INVESTMENT INCOME
    Dividend income                                                      $  490,468
    Interest income                                                          28,253
                                                                         ----------
Total Investment Income                                                     518,721
                                                                         ----------

EXPENSES
    Investment adviser fees                                                 289,683
    Administrator fees                                                       41,093
    Transfer agency fees                                                     16,953
    Custodian fees                                                            8,351
    Accountant fees                                                          21,026
    Professional fees                                                        19,805
    Trustees' fees and expenses                                               1,413
    Compliance services fees                                                 15,379
    Registration fees                                                         9,815
    Amortization of offering costs                                            2,162
    Miscellaneous expenses                                                   12,639
                                                                         ----------
Total Expenses                                                              438,319
    Fees waived                                                             (18,208)
                                                                         ----------
Net Expenses                                                                420,111
                                                                         ----------

NET INVESTMENT INCOME (LOSS)                                                 98,610
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                               1,553,666
    Net change in unrealized appreciation (depreciation) on investments   2,678,994
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    4,232,660
                                                                         ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $4,331,270
                                                                         ==========

                     6   See Notes to Financial Statements.

                                                               STEEPLEVIEW FUND
                                            STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE SIX   OCTOBER 21, 2005 (A)
                                                                            MONTHS ENDED        THROUGH
                                                                           MARCH 31, 2007  SEPTEMBER 30, 2006
                                                                           -------------- --------------------

OPERATIONS
    Net investment income (loss)                                            $    98,610       $   108,181
    Net realized gain (loss) on investments                                   1,553,666          (194,099)
    Net change in unrealized appreciation (depreciation) on investments       2,678,994         2,044,262
                                                                            -----------       -----------
Increase (Decrease) in Net Assets from Operations                             4,331,270         1,958,344
                                                                            -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income                                                      (151,820)           (8,935)
                                                                            -----------       -----------

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                            8,314,539        54,775,568
    Reinvestment of distributions                                               141,483             8,862
    Redemption of shares                                                     (5,582,515)       (3,809,116)
                                                                            -----------       -----------
Increase (Decrease) from Capital Transactions                                 2,873,507        50,975,314
                                                                            -----------       -----------
Increase (Decrease) in Net Assets                                             7,052,957        52,924,723
                                                                            -----------       -----------

NET ASSETS
    Beginning of Period                                                      52,924,723                 -
                                                                            -----------       -----------
    End of Period (Including accumulated net investment income of $46,036
       and $99,246)                                                         $59,977,680       $52,924,723
                                                                            ===========       ===========

SHARE TRANSACTIONS
    Sale of shares                                                              710,986         5,097,710
    Reinvestment of distributions                                                11,606               844
    Redemption of shares                                                       (463,908)         (360,405)
                                                                            -----------       -----------
Increase (Decrease) in Shares                                                   258,684         4,738,149
                                                                            ===========       ===========

------------------
(a)Commencement of operations.

                     See Notes to Financial Statements. 7

STEEPLEVIEW FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                        FOR THE SIX   OCTOBER 21, 2005 (A)
                                                        MONTHS ENDED        THROUGH
                                                       MARCH 31, 2007  SEPTEMBER 30, 2006
                                                       -------------- --------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.17           $ 10.00
                                                          -------           -------

OPERATIONS
Net investment income (loss) (b)                             0.02              0.04
Net realized and unrealized gain (loss) on investments       0.84              1.14
                                                          -------           -------
Total from Investment Operations                             0.86              1.18
                                                          -------           -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                       (0.03)            (0.01)
                                                          -------           -------

NET ASSET VALUE, END OF PERIOD                            $ 12.00           $ 11.17
                                                          =======           =======

TOTAL RETURN (c)                                             7.71%            11.78%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)               $59,978           $52,925
Ratios to average net assets (d):
    Net expenses                                             1.41%             1.50%
    Gross expenses (e)                                       1.47%             1.82%
    Net investment income (loss)                             0.33%             0.35%

PORTFOLIO TURNOVER RATE (c)                                    24%               50%

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.

                     8   See Notes to Financial Statements.

                                                               STEEPLEVIEW FUND
                                                  NOTES TO FINANCIAL STATEMENTS
                                                                 MARCH 31, 2007

NOTE 1. ORGANIZATION

The SteepleView Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on October 21, 2005. The Fund seeks capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Any short-term investments that mature in sixty days or less are valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48")" which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a

STEEPLEVIEW FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Grisanti Brown & Partners LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund. As of March 1, 2007, the adviser has lowered the management fee it charges to the Fund from an annual rate of 1.00% to 0.85% of the Fund's average daily net assets.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor and any other entity authorized by the Board, a fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund has temporarily suspended making any payments under the Rule 12b-1 plan. The Fund may remove the suspension and make payments under its 12b-1 plan at any time, subject to Board approval. For the six month period ended March 31, 2007, the Fund did not accrue or pay any 12b-1 related expenses.

OTHER SERVICE PROVIDERS - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND WAIVER OF FEES

Effective March 1, 2007, the Adviser voluntarily agreed to waive its fee and/or reimburse expenses to the extent that expenses exceed 0.99% of average net assets. Prior to March 1, 2007, the Adviser had voluntarily agreed to waive its fees and/or reimburse Fund expenses to the extent that expenses exceeded 1.50%. These voluntary waivers may be reduced or eliminated at any time. For the six month period ended March 31, 2007, the Adviser waived $18,208.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended March 31, 2007 were $15,367,928 and $13,979,642, respectively.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of September 30, 2006 distributable earnings (accumulated losses) on a tax basis were as follows:

               Undistributed Ordinary Income          $   99,246
               Unrealized Appreciation (Depreciation)  1,985,995
               Capital and Other Losses                 (135,832)
                                                      ----------
               Total                                  $1,949,409
                                                      ==========

NOTE 7. OTHER INFORMATION

As of March 31, 2007, one shareholder owned approximately 23% of the outstanding shares of the Fund.

                                                               STEEPLEVIEW FUND
                                                         ADDITIONAL INFORMATION
                                                                 MARCH 31, 2007

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) SPL-VIEW and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of October 21, 2005 (the Fund's commencement of operations) through June 30, 2006 are available, without charge and upon request, by calling
(866) SPL-VIEW and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                       BEGINNING        ENDING
                     ACCOUNT VALUE  ACCOUNT VALUE  EXPENSES PAID   ANNUALIZED
                    OCTOBER 1, 2006 MARCH 31, 2007 DURING PERIOD* EXPENSE RATIO
                    --------------- -------------- -------------- -------------
Actual Return          $1,000.00      $1,077.08        $7.30          1.41%
Hypothetical Return    $1,000.00      $1,017.90        $7.09          1.41%

------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

[LOGO]
STEEPLE VIEW FUND

INVESTMENT ADVISER
Grisanti Brown & Partners LLC
45 Rockefeller Plaza, Suite 1709
New York, NY 10111

TRANSFER AGENT
Citigroup Fund Services, LLC
P.O. Box 446
Portland, ME 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Two Portland Square, 1/st/ Floor
Portland, ME 04101
www.foresides.com

   This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                            WWW.STEEPLEVIEWFUND.COM

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to shareholder under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's President and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b)Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds
           ___________

By         /s/ Simon D. Collier
           -------------------------------
           Simon D. Collier,
           President & Principal Executive Officer

Date       5/30/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     -----------------------------------
     Simon D. Collier,
     President & Principal Executive Officer

Date 5/30/07

By   /s/ Trudance L.C. Bakke
     -----------------------------------
     Trudance L.C. Bakke,
     Treasurer & Principal Financial Officer

Date 5/30/07